UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of theSecurities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

FALCON MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38158	82-0820780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

609 Main Street, Suite 3950 Houston, TX 77002	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 506-5925

510 Madison Avenue, 8th Floor,

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FLMN	Nasdaq Capital Market
Warrants, each to purchase one share of Class A common stock	FLMNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Merger Agreement

On January 11, 2022, Falcon Minerals Corporation, a Delaware corporation (the “Company” or “Falcon”), Falcon Minerals Operating Partnership, LP, a Delaware limited partnership and subsidiary of the Company (“Falcon OpCo”), Ferrari Merger Sub A LLC, a Delaware limited liability company and wholly owned subsidiary of Falcon OpCo (“Merger Sub” and, together with the Company and Falcon OpCo, the “Falcon Parties”), and DPM HoldCo, LLC, a Delaware limited liability company (“DPM”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Merger Agreement, Merger Sub will merge with and into DPM (the “Merger”), with DPM continuing as the surviving entity in the Merger as a wholly owned subsidiary of Falcon OpCo.

Pursuant to the terms of the Merger Agreement and subject to the conditions therein, at the effective time of the Merger (the “Merger Effective Time”), the limited liability company interests in DPM (the “DPM Membership Units”) issued and outstanding immediately prior to the Merger Effective Time will be converted into the right to receive an aggregate of (a) 235,000,000 shares of Class C common stock, par value $0.0001 per share, of the Company (“Falcon Class C Common Stock” or “Falcon Class C Shares”), (b) 235,000,000 common units representing limited partnership interests in Falcon OpCo (“Falcon Partnership Units”), and (c) additional Falcon Class C Shares (and a corresponding number of Falcon Partnership Units) equal to (i) the sum of (x) the difference between $140,000,000 and the Sierra Net Debt (as defined in the Merger Agreement) plus (y) the amount by which the Indebtedness (as defined in the Merger Agreement) for borrowed money of Falcon and its subsidiaries exceeds $45,000,000 as of immediately prior to the Merger Effective Time divided by (ii) $5.15 (together, the “Merger Consideration”). The Merger Consideration shall be adjusted to give effect to the Falcon Reverse Stock Split (as defined below).

The board of directors of the Company (the “Falcon Board”), acting upon the unanimous recommendation and approval of a special committee comprised solely of disinterested directors and formed for the purpose of evaluating certain strategic alternatives and authorized to, among other things, evaluate, review, negotiate and make recommendations to the Board regarding the advisability of, the transactions contemplated in the Merger Agreement (the “Transaction Committee”), has (a) determined that the Merger Agreement and the transactions contemplated thereby, including the issuance of the Merger Consideration (the “Falcon Stock Issuance”), the adoption of certain amendments to the Company’s certificate of incorporation providing for a reverse stock split of the Falcon Class C Common Stock and the Company’s Class A common stock, par value $0.0001 per share (the “Falcon Class A Common Stock” and, together with the Falcon Class C Common Stock, the “Common Stock”) prior to the Merger Effective Time, at a ratio of four to one (the “Falcon Reverse Stock Split”), the amendment and restatement of the Company’s certificate of incorporation at the Merger Effective Time (the “Falcon Certificate Amendment”) and the approval of a long term incentive plan of the Company (the “Long Term Incentive Plan”) are advisable and in the best interests of the Company and the Company’s stockholders, (b) approved the execution, delivery and performance of the Merger Agreement and the consummation of the Merger, the Falcon Stock Issuance, the Falcon Reverse Stock Split, the Falcon Certificate Amendment and the Long Term Incentive Plan, (c) directed that the Falcon Stock Issuance, the Falcon Reverse Stock Split, the Falcon Certificate Amendment and the Long Term Incentive Plan be submitted to the Company’s stockholders for their approval and (d) resolved to recommend that the Company’s stockholders approve the Falcon Stock Issuance, the Falcon Reverse Stock Split, the Falcon Certificate Amendment and the Long Term Incentive Plan and to include such recommendation in the proxy statement (the “Falcon Board Recommendation”).

The Merger Agreement contains customary representations, warranties and covenants made by each of DPM and the Falcon Parties. The Falcon Parties and DPM have agreed, among other things, to conduct their respective businesses in all material respects in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the Merger Effective Time.

Completion of the Merger is subject to certain customary conditions, including, among others, the following: (a) the affirmative vote of the holders of at least (i) a majority of the votes cast at the Company’s stockholder meeting (the “Falcon Stockholder Meeting”) on the approval of the Falcon Stock Issuance and (ii) a majority of the voting power of the outstanding capital stock of the Company entitled to vote on the approval of the Falcon Reverse Stock Split (collectively, the “Falcon Stockholder Approval”); (b) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement (the

“Transactions”); (c) approval for listing on the Nasdaq Capital Market of the Falcon Class A Common Stock issuable upon exchange of the Merger Consideration; (d) the expiration or termination of all applicable waiting periods (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Transactions, and any commitment to, or agreement (including any timing agreement) with, any government entity to delay the consummation of, or not to close before a certain date, the Transactions; (e) the effectiveness of the Falcon Reverse Stock Split and the adoption of a reverse unit split of the Falcon Partnership Units prior to the Merger Effective Time, at a ratio of four to one; (f) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; (g) compliance by each party in all material respects with its covenants included in the Merger Agreement; (h) each of the Registration Rights Agreement (as defined below) and the Director Designation Agreement (as defined below) being in full force and effect; and (i) the Available Liquidity (as defined in the Merger Agreement) is no less than $65,000,000 and the Sierra Net Debt is not in excess of $140,000,000.

The Merger Agreement may be terminated under the following circumstances prior to the closing of the Merger (the “Closing”): (a) by mutual written consent of DPM and the Company, (b) by DPM if the representations and warranties of the Falcon Parties are not true and correct or if the Company fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (c) by the Company if the representations and warranties of DPM are not true and correct or if DPM fails to perform any covenant or agreement set forth in the Merger Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (d) subject to certain limited exceptions, by either DPM or the Company if the Merger is not consummated by July 11, 2022, (e) by DPM if, prior to certain required approvals being obtained from the Company’s stockholders, the Falcon Board effects a Ferrari Adverse Recommendation Change (as defined in the Merger Agreement), (f) by the Company if (to the extent permitted by and subject to compliance with the Company’s no solicitation and change in recommendation obligations), prior to certain required approvals being obtained from the Company’s stockholders, in order to concurrently enter into a Ferrari Acquisition Agreement (as defined in the Merger Agreement) that constitutes a Superior Proposal (as defined in the Merger Agreement), and, prior to or concurrently with such termination, the Company pays $13,900,000 to DPM (the “Falcon Termination Payment”), (g) by DPM if the Company breaches its obligation not to solicit a Competing Proposal (as defined in the Merger Agreement), (h) by either DPM or the Company if a law or governmental order permanently restraining, enjoining or otherwise prohibiting or making unlawful the consummation of the Merger shall have been enacted, promulgated, issued or ordered and shall have become final and non-appealable, (i) by either DPM or the Company if the Falcon Stockholder Approval is not obtained from the Company’s stockholders after the conclusion of the Falcon Stockholder Meeting or (j) by the Company if all of the conditions to closing set forth in the Merger Agreement, except the obligations relating to Available Liquidity and Sierra Net Debt, are satisfied (other than those conditions that by their nature are to be satisfied at Closing) or waived and the Closing does not occur because the condition related to Available Liquidity and Sierra Net Debt is not satisfied.

If the Merger Agreement is validly terminated, none of the parties to the Merger Agreement will have any liability or any further obligation under the Merger Agreement other than customary confidentiality obligations and the termination fee payments described below, except in the case of fraud or Willful Breach (as defined in the Merger Agreement).

In the event that the Merger Agreement is terminated (a) (i) by DPM or the Company (x) if the Falcon Stockholder Approval is not obtained from the Company’s stockholders and after a Competing Proposal has been made and not withdrawn within five business days prior to the Falcon Stockholder Meeting or (y) if the Closing does not occur on or before July 11, 2022 and after a Competing Proposal has been made and not withdrawn within five business days prior to such termination and, (ii) (x) within 12 months of such termination, the Company enters into a definitive agreement with respect to a Competing Proposal or (y) a Competing Proposal is

consummated within 12 months of the date of such termination, (b) by the Company if, prior to receipt of the Falcon Stockholder Approval, to the extent permitted by and subject to compliance with the Company’s no solicitation and change in recommendation obligations, in order to enter into a Ferrari Acquisition Agreement that constitutes a Superior Proposal, and the Company, prior to or concurrently with such termination, pays the Falcon Termination Payment to DPM in accordance with the terms of the Merger Agreement, (c) by DPM due to the Company’s violation of the no solicitation provision of the Merger Agreement or the Falcon Stockholder Meeting obligations, (d) by DPM after the Falcon Board makes a Ferrari Adverse Recommendation Change or (e) by the Company if the Falcon Stockholder Approval is not obtained and, at such time, DPM would have been entitled to terminate the Merger Agreement due to the Company’s violation of the no solicitation provision of the Merger Agreement or after the Falcon Board makes a Ferrari Adverse Recommendation Change, the Company shall pay DPM the Falcon Termination Payment.

If the Merger Agreement is validly terminated by either DPM or the Company because Falcon Stockholder Approval is not obtained from the Company’s stockholders after the conclusion of the Falcon Stockholder Meeting, the Company must pay to DPM a cash amount equal to $2,300,000 to be paid in respect to DPM’s costs and expense in connection with the negotiation, execution and performance of the Merger Agreement.

If the Merger Agreement is validly terminated by Falcon because DPM has breached its obligations relating to Available Liquidity and Sierra Net Debt, DPM shall pay to Falcon a termination fee in a cash amount equal to $13,900,000.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or DPM. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential Disclosure Letters provided by the Company to DPM and by DPM to the Company in connection with the signing of the Merger Agreement. These confidential Disclosure Letters contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company and DPM rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about the Company or DPM.

Falcon Support Agreement

On January 11, 2022, in connection with the execution of the Merger Agreement, the Company, DPM and Royal Resources L.P. (“Royal Resources”) entered into a support agreement (the “Falcon Support Agreement”), pursuant to which and subject to the terms and conditions thereof, Royal Resources agreed to vote all of the shares of Falcon Class C Common Stock and Falcon Partnership Units that it beneficially owns in favor of the approval of the Falcon Stock Issuance, the Falcon Reverse Stock Split, the Falcon Certificate Amendment and the Long Term Incentive Plan at the Falcon Stockholder Meeting.

The foregoing description of the Falcon Support Agreement is qualified in its entirety by reference to the full text of the Falcon Support Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in its entirety.

Registration Rights Agreement

On January 11, 2022, in connection with the execution of the Merger Agreement, the Company, certain of the Company’s stockholders and each of the members of DPM (the “DPM Members”) entered into a registration rights agreement (the “Registration Rights Agreement”) to be effective as of the Closing, pursuant to which the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), shares of Falcon Class A Common Stock underlying shares of Falcon Class C Common Stock and Falcon Class C Shares, in each case, held by the DPM Members and certain of the Company’s stockholders immediately following the Merger Effective Time. The DPM Members and certain of the Company’s stockholders will also receive certain piggyback rights to participate in underwritten offerings of the Company, subject to customary exceptions, and demand certain underwritten offerings.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference in its entirety.

Director Designation Agreement

On January 11, 2022, in connection with the execution of the Merger Agreement, the Company, the DPM Members and Royal Resources entered into a Director Designation Agreement (the “Director Designation Agreement”), pursuant to which, effective as of the Closing, the Company agreed to (a) include two nominees designated by the Company in the slate of nominees to be recommended by the Falcon Board for election at the first annual meeting of stockholders at which directors are to be elected following the Merger Effective Time and (b) include in the slate of nominees to be recommended by the Falcon Board for election at each applicable annual or special meeting of stockholders the following individuals: (i) so long as Kimmeridge (as defined in the Director Designation Agreement) and its affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, one nominee designated by Kimmeridge; (ii) so long as Blackstone (as defined in the Director Designation Agreement) and its affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, one nominee designated by Blackstone; and (iii) so long as the Source Stockholders (as defined in the Director Designation Agreement) and its affiliates collectively beneficially own at least 10% of the outstanding shares of Common Stock, one nominee designated by the Source Stockholders.

In addition, to the extent permitted by law, the Company (a) renounced any interest or expectancy in, or in being offered an opportunity to participate in, certain business opportunities; (b) agreed that its stockholders and directors (in each case, that are not employees of the Company or its subsidiaries) will have no duty to refrain from engaging in any corporate opportunity in the same or similar lines of business as the Company or its subsidiaries or otherwise compete with the Company or any of its subsidiaries; and (c) agreed that if its stockholders and directors and their respective affiliates (in each case, that are not employees of the Company or its subsidiaries) acquire knowledge of a potential transaction that could be a business opportunity to the Company and its subsidiaries, they have no duty to offer such business opportunity to the Company. The foregoing does not apply to any potential transaction or business opportunity that is expressly offered to a director of the Company or its subsidiaries, solely in his or her capacity as a director of the Company or its subsidiaries.

The foregoing description of the Director Designation Agreement is qualified in its entirety by reference to the full text of the Director Designation Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference in its entirety.

Item 3.02    Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. The Company intends to issue the Falcon Class C Shares to the DPM Members in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated by the Merger Agreement and to facilitate the formation of the new board of directors of the Company at the Merger Effective Time, on January 11, 2022, each of Ms. Claire R. Harvey, Mr. William D. Anderson, Mr. Erik C. Belz, Mr. Bryan C. Gunderson, Mr. Mark C. Henle, Mr. Alan J. Hirshberg, Mr. Adam M. Jenkins and Mr. Steven R. Jones, all of the directors on the Falcon Board, delivered executed letters of resignation to the Company (the “Resignation Letters”), with such resignations to be effective as of immediately prior to the Merger Effective Time. If the Merger does not occur, the Resignation Letters will have no force or effect.

Item 7.01    Regulation FD Disclosure.

On January 12, 2022, DPM and the Company issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. On January 12, 2022, the Company also posted to its website an investor presentation related to the Merger. A copy of the Investor Presentation is attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 11, 2022, by and among Falcon Minerals Corporation, Falcon Minerals Operating Partnership, LP, Ferrari Merger Sub A LLC, and DPM HoldCo, LLC.

10.1	Falcon Support Agreement, dated as of January 11, 2022, by and among Falcon Minerals Corporation, DPM HoldCo, LLC and Royal Resources L.P.

10.2	Registration Rights Agreement, dated as of January 11, 2022, by and among Falcon Minerals Corporation, certain of the Company’s stockholders and the DPM Members.

10.3	Director Designation Agreement, dated as of January 11, 2022, by and among Falcon Minerals Corporation, the DPM Members and Royal Resources L.P.

99.1	Joint Press Release dated January 12, 2022.

99.2	Investor Presentation dated January 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the U.S. Securities and Exchange Commission (“SEC”) a copy of any omitted exhibits upon request.

Forward-Looking Statements

This Current Report on Form 8-K includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “seeks,” “possible,” “potential,” “predict,” “project,” “prospects,” “guidance,” “outlook,” “should,” “would,” “will,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about Falcon’s and Desert Peak’s ability to effect the transactions discussed in this communication; the expected benefits and timing of the transactions; future dividends; and future plans, expectations, and objectives for the combined company’s operations after completion of the transactions, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in Falcon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as amended on Form 10-K/A, and in Falcon’s Quarterly Reports on Form 10-Q, filed with the SEC for a discussion of risk factors that affect our business. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. Neither Desert Peak nor Falcon undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file with the SEC a proxy statement on Schedule 14A in connection with the proposed Merger (the “Proxy Statement”) and will file other documents with the SEC regarding the proposed Merger. The Proxy Statement will be sent or given to the Company’s stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Falcon with the SEC at the SEC’s website at www.sec.gov. You may also obtain the Company’s documents on its website at www.falconminerals.com.

Participants in the Solicitation

The Company, DPM and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the Merger and may have direct or indirect interests in the Merger. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, filed with the SEC on April 23, 2021, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 12, 2020, as amended on Form 10-K/A, filed with the SEC on May 5, 2021, and its other documents which are filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FALCON MINERALS CORPORATION

Date: January 12, 2022	By:	/s/ Matthew B. Ockwood
Matthew Ockwood Chief Financial Officer